Supplement to the currently effective Statements of Additional Information

DWS International Equity Fund

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On March 31, 2007,  Investment  Management Company Capital Corp. ("ICCC") merged into Deutsche Investment Management America Inc. ("DIMA"). Prior to March 31, 2007, ICCC was the administrator and accounting agent to the Fund. As a result of the merger, DIMA is now the Administrator and accounting agent to the Fund.


























               Please Retain This Supplement for Future Reference








May 8, 2007